RESCISSION AGREEMENT

     Vicent Muratore (the "Seller"), as the sole shareholder of First Bankers Mortgage Services, Inc. ("FBMS") under the Agreement and Plan of Reorganization dated August 23, 1999 (the "Agreement"), and Equitex, Inc. ("Equitex"), as party to the Agreement and nMortgage, Inc. ("nMortgage"), as assignee of Equitex, stipulate and agree as follows:

     WHEREAS, Equitex and nMortgage have demanded rescission of the transaction contemplated by the Agreement, asserting that the 1998 audited financial statements of FBMS were inaccurate in significant and material respects, that Equitex and nMortgage were induced to enter and close the transactions provided for in the Agreement as a result of inaccurate material facts regarding FBMS, and asserting other breaches of other Seller's warranties and representations contained in the Agreement; and

     WHEREAS, Equitex and nMortgage have demanded in addition to rescission of the transactions in the Agreement, that Sellers indemnify Equitex and nMortgage for losses in excess of $10,000,000 which Equitex and nMortage have incurred as a result of the misrepresentations and breaches of the Agreement; and

     WHEREAS, Seller is not inclined to litigate the issues regarding this demand for rescission;

   NOW THEREFORE, the parties agree as follows:

     1. The transactions provided for in the Agreement are hereby rescinded.

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     2. Nothing in this Agreement releases, discharges or settles in any way any claims of Equitex or nMortgage against any person or entity with respect to the alleged misrepresentations or breaches of the Agreement, all of which are expressly reserved and retained.

     3. Nothing in this Agreement releases, discharges, or satisfies any of the debts or obligatioins which FBMS owes to Equitex or nMortgage.

VINCENT MURATORE


/S/ VINCENT MURATORE
----------------------------

EQUITEX, INC.


By: /S/ HENRY FONG
    ------------------------
   Its: PRESIDENT
        --------------------

nMORTGAGE, INC.


By: /S/ HENRY FONG
    ------------------------
   Its: PRESIDENT
        --------------------